Supplement Dated August 12, 2022
To The Prospectus Dated April 25, 2022
JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Effective July 12, 2022, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/JPMorgan MidCap Growth Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Tim Parton	2007	Managing Director, JPMorgan
Felise Agranoff	December 2015	Managing Director, JPMorgan
Daniel Bloomgarden	July 2022	Managing Director, JPMorgan

Effective July 12, 2022, in the section entitled, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/JPMorgan MidCap Growth Fund, after the third paragraph please add the following:

Daniel Bloomgarden, managing director and research analyst within the U.S. Equity Group. An employee since 2015, Mr. Bloomgarden leads consumer sector coverage for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies and is a co-portfolio manager for the Mid Cap Growth and Mid Cap Equity Strategies.  Prior to joining the firm, he was a senior analyst at Schroders and AllianceBernstein covering consumer/retail.  Mr. Bloomgarden also worked at Sigma Capital and at the Merrill Lynch Proprietary Trading Group, focusing on the mid and small cap consumer space.  He obtained an M.B.A from the University of Michigan and an undergraduate degree from SUNY Albany. He is a member of the CFA Institute and is a CFA charterholder.

This Supplement is dated August 12, 2022.

Supplement Dated August 12, 2022
To The Statement of Additional Information
Dated April 25, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective July 21, 2022, on page 234, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for J.P. Morgan Investment Management Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” for the JNL/JPMorgan MidCap Growth Fund, please delete the table in the entirety and replace with the following, which reflects information as of June 30, 2022:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Timothy Parton	Other Registered Investment Companies	15	$23.61 million	0	$0
	Other Pooled Vehicles	24	$14.82 million	0	$0
	Other Accounts	9	$4.2 million	2	$404,237

Felise Agranoff	Other Registered Investment Companies	9	$27.65 million	0	$0
	Other Pooled Vehicles	4	$4.43 million	0	$0
	Other Accounts	13	$2.28 million	1	$313,766

Daniel Bloomgarden	Other Registered Investment Companies	2	$9.61 million	0	$0
	Other Pooled Vehicles	1	$121,492	0	$0
	Other Accounts	0	$0	0	$0

Effective July 12, 2022, on page 236, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for J.P. Morgan Investment Management Inc., under “Security Ownership of Portfolio Managers for the JNL/JPMorgan MidCap Growth Fund as of June 30, 2022,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Timothy Parton	X
Felise Agranoff	X
Daniel Bloomgarden	X

This Supplement is dated August 12, 2022.